UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

MICHAEL KORS HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Its Charter)

British Virgin Islands	001-35368	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Kingsway

London, United Kingdom

WC2B 6UF

(Address of principal executive offices)

44 207 632 8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2017, Michael Kors (USA), Inc. (the “Issuer”), a subsidiary of Michael Kors Holdings Limited (the “Company”), completed its offering of $450,000,000 aggregate principal amount of 4.000% senior notes due 2024 (the “Notes”) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have been issued by the Issuer under an indenture, dated as of October 20, 2017 (the “Indenture”), among the Issuer, the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”).

The Notes have been issued to finance, in part, the Company’s pending acquisition of Jimmy Choo PLC, a public company organized under the laws of England and Wales, and its subsidiaries (collectively, “Jimmy Choo”) (the “Acquisition”) and certain related refinancing transactions. The proceeds of the Notes will be held in escrow until immediately prior to the consummation of the Acquisition.

The Notes bear interest at a rate of 4.000% per year, subject to adjustments from time to time if either Moody’s or S&P (or a substitute rating agency therefor) downgrades (or downgrades and subsequently upgrades) the credit rating assigned to the Notes, as set forth in more detail in the Indenture. Interest on the Notes is payable semi-annually on May 1 and November 1 of each year, beginning on May 1, 2018.

The Notes will be senior unsecured notes and will be guaranteed by the Company and the Company’s existing and future subsidiaries that guarantee or are borrowers under the Company’s new $2.0 billion senior unsecured credit facilities (the “New Credit Facilities”) (subject to certain exceptions, including subsidiaries organized in China), including, following (and conditional upon) the closing of the Acquisition, Jimmy Choo and all of its existing and future subsidiaries who are guarantors or borrowers under the New Credit Facilities (subject to certain exceptions, including subsidiaries organized in China).

The Notes will rank equally in right of payment with all of the Issuer’s and guarantors’ existing and future senior unsecured indebtedness, senior in right of payment to any of the Issuer’s and guarantors’ future subordinated indebtedness, effectively subordinated in right of payment to any of the Company’s subsidiaries’ obligations (including secured and unsecured obligations) and effectively subordinated in right of payment to any of the Company’s secured obligations, to the extent of the assets securing such obligations.

The Indenture contains covenants, including those that limit the Company’s ability to create certain liens and enter into certain sale and leaseback transactions. In the event of a “Change of Control Triggering Event” (as defined in the Indenture), the Issuer will be required to make an offer to repurchase the Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes being repurchased plus any unpaid interest. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The description of the Indenture in this Current Report on Form 8-K does not purport to be complete, and is qualified in its entirety by, the terms of the Indenture attached hereto as Exhibit 4.1 and incorporated herein by reference.

The Notes were offered in a private offering that is exempt from registration under the Securities Act and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the issuance of the Notes, on October 20, 2017, the Bridge Credit Agreement, dated as of July 25, 2017 (as amended, the “Bridge Credit Agreement”), by and among the Company, the Issuer, the subsidiary guarantors party thereto, the lenders from time to time party thereto and J.P. Morgan Europe Limited, as administrative agent, and the commitments thereunder were terminated.

The material terms of the Bridge Credit Agreement are described in the Current Reports on Form 8-K of the Company filed on July 25, 2017 and October 5, 2017, which descriptions are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On October 5, 2017, the Company issued a press release announcing the pricing of the Notes, a copy of which is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	4.1	Indenture, dated as of October 20, 2017, by and among Michael Kors (USA), Inc., Michael Kors Holdings Limited, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.

	99.1	Press Release dated October 5, 2017.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward-looking statements involve risks and uncertainties. Actual results may differ materially from expectations discussed in such forward-looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, expected results may not be achieved, and actual results may differ materially from its expectations.

The Company’s forward-looking statements should not be relied upon except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur. Cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this Current Report, as well as the Company’s other filings with the Securities and Exchange Commission (the “SEC”). In particular, see the Company’s Annual Report on Form 10-K, filed with the SEC on May 31, 2017, and Quarterly Report on Form 10-Q, filed with the SEC on August 9, 2017, copies of which are available upon request from the Company. The Company does not assume any obligation to update the forward looking information contained in this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL KORS HOLDINGS LIMITED

Date: October 20, 2017	By:	/s/ Thomas J. Edwards, Jr.
		Name:	Thomas J. Edwards, Jr.
		Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer & Treasurer